Emerge ETF Trust (the “Trust”)

Emerge EMPWR Sustainable Select Growth Equity ETF

Emerge EMPWR Unified Sustainable Equity ETF

(each, a Fund and, together, the “Funds”)

Supplement dated November 4, 2022 to the Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (SAI), each dated September 6, 2022, of the above listed Funds.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, Statutory Prospectus or SAI.

I.	Grace Capital no longer serves as sub-advisor to the Funds. Accordingly, all references to Grace Capital serving as sub-advisor to the Funds are hereby removed from the Funds’ summary prospectuses, statutory prospectus and SAI. In addition, references to the “Sub-Advisor” in the Funds’ principal investment strategies that were intended to refer to Grace Capital are hereby replaced with the “Advisor.”

II.	In the “Portfolio Managers” section of each Fund’s summary prospectus and the “Fund Summaries” portion of the Funds’ statutory prospectus, information relating to Catherine Faddis is hereby deleted and replaced with the following:

Catherine Faddis

Portfolio Manager of Emerge and portfolio manager of the Fund since inception (2022).

III.	In the “Management—Investment Manager and Sub-Advisors” section of the statutory prospectus, all information relating to Catherin Faddis is hereby deleted and replaced with the following:

Catherine Faddis

Catherine Faddis is a Portfolio Manager of Emerge. She previously served as President and Chief Executive Officer of Grace Capital. Prior to joining Grace Capital in 2012, Ms. Faddis was an Analyst at Putnam Investments, and Auditor and CPA at Deloitte.

Ms. Faddis has been a portfolio manager of the Fund since its inception (2022).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.